Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of A.D.A.M., Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kevin S. Noland, President, Chief Executive Officer and Corporate Secretary of the Company, and Mark B. Adams, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KEVIN S. NOLAND
Kevin S. Noland President, Chief Executive Officer and Corporate Secretary
November 14, 2006

/s/ MARK B. ADAMS
Mark B. Adams
Chief Financial Officer
November 14, 2006